UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 24, 2010

DEALERTRACK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Ave., Suite M04,
Lake Success, NY 11042
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 516-734-3600

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 5.07 of Form 8-K, "Submission of Matters to a Vote of Security Holders."

DealerTrack Holdings, Inc. held its 2010 Annual Meeting of Stockholders on May 24, 2010, at which stockholders considered and approved items (1) and (2) below by the votes indicated. For a more complete description of each of the proposals, please see the Company's proxy statement dated March 31, 2010.

(1)	To elect three members to the Board of Directors for three-year terms as Class II Directors, to serve until the 2013 Annual Meeting of Stockholders and until their successors are elected.

Nominees:	FOR	WITHHELD	BROKER NON-VOTES

Ann Lane	33,658,749	128,765	3,902,059

John J. McDonnell Jr.	33,642,989	144,525	3,902,059

Barry Zwarenstein	33,558,749	228,765	3,902,059

(2) To ratify the selection of PricewaterhouseCoopers LLP as DealerTrack’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

FOR	AGAINST	WITHHELD

37,032,886	599,944	891

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2010

DealerTrack Holdings, Inc.
By:	/s/ Eric D. Jacobs
Eric D. Jacobs
Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer